                                  EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and related Prospectus for the 1998 Stock Option Plan of Edac Technologies Corporation of our report dated February 12, 1999, incorporated by reference in Edac Technologies Corporation's Form 10-K for the year ended January 2, 1999.


                                   /s/  ARTHUR  ANDERSEN  LLP

Hartford,  Connecticut
June  15,  1999